UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 26, 2023, Callon Petroleum Company (“Callon”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) in New York, New York. As of the close of business on March 2, 2023, the record date for the Annual Meeting, there were 61,625,170 shares of Callon common stock (“Common Stock”) outstanding. A total of 49,837,866 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, shareholders:
(a)    Elected three Class II directors to serve on the Board, each for three years (Proposal 1);
(b)    Approved, on a non-binding advisory basis, the compensation of Callon’s named executive officers (Proposal 2);
(c)    Approved “One Year” as the frequency of future advisory votes on the compensation of Callon’s named executive officers (Proposal 3); and
(d)    Ratified the appointment of Grant Thornton LLP as Callon’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 4).
For additional information on these proposals, please see the proxy statement for the Annual Meeting, which was filed March 13, 2023. The voting results for each of these proposals are set forth below:
Proposal 1 – Election of Class II Directors

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Matthew R. Bob	39,927,520	2,261,678	7,648,668
James E. Craddock	40,352,612	1,836,586	7,648,668
Anthony J. Nocchiero	39,495,490	2,693,708	7,648,668
Proposal 2 – Approval, on a Non-Binding Advisory Basis, of the Compensation of Callon’s Named Executive Officers

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
37,406,285	4,661,912	121,001	7,648,668
Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Callon’s Named Executive Officers

Votes Cast For One Year	Votes Cast For Two Years	Votes Cast For Three Years	Votes Abstained	Broker Non-Votes
39,467,710	42,645	2,573,022	105,820	7,648,669
In accordance with the voting results for this item, the Board has determined to hold an annual non-binding advisory vote on executive compensation. Accordingly, the Company will request an advisory vote on executive compensation annually through 2029, when the next shareholder vote on the frequency of say-on-pay votes is required, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.
Proposal 4 – Ratification of the Appointment of Grant Thornton LLP as Callon’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
47,837,101	1,846,494	154,271	—
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

April 26, 2023	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer